MFS(R) FLOATING RATE HIGH INCOME FUND

                  Supplement to the January 1, 2006, Prospectus

Effective April 1, 2006, the "Expense Table" and "Example of Expenses," under the "Expense Summary" section, are hereby restated as follows:

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment):

                                                                   Class A              Class C              Class I
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price) .........             2.50%                 N/A                  N/A
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase price or redemption
proceeds, whichever is less)...........................          See Below#              1.00%                 N/A
Maximum Redemption Fee (as a percentage of
amount redeemed), if applicable##......................             1.00%                1.00%                1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets):


Management Fees........................................             0.65%                 0.65%               0.65%
Distribution and Service (12b-1) Fees(1)...............             0.25%                 1.00%                N/A
Other Expenses(2)......................................             1.51%                 1.51%               1.51%
                                                                    -----                 -----               -----
Total Annual Fund Operating Expenses(2)................             2.41%                 3.16%               2.16%
   Fee Reduction(3)....................................            (1.31)%               (1.31)%             (1.31)%
                                                                   -------               -------             -------
Net Expenses(2)........................................             1.10%                 1.85%               0.85%

-------------------------
(#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.

(##) A redemption fee of 1.00% is imposed on proceeds from redemptions and exchanges made within 30 calendar days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A and class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered into brokerage arrangements that reduced or recaptured fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be: class A shares 1.09%; class C shares 1.84%; and class I shares 0.84%.

(3) MFS has agreed in writing to bear the fund's expenses such that "Other Expenses" determined without giving effect to the expense reduction arrangements described above, do not exceed 0.20% annually for each of class A, class C, and class I shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and expenses associated with the fund's investing activities. This written agreement will continue until at least December 31, 2006.

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class                                            Year 1            Year 3             Year 5             Year 10
-----------                                            ------            ------             ------             -------
Class A Shares                                          $359              $860              $1,388             $2,830
Class C Shares
     Assuming redemption at end of period               $288              $852              $1,540             $3,376
     Assuming no redemption                             $188              $852              $1,540             $3,376
Class I Shares                                          $87               $550              $1,039             $2,390


                 The date of this Supplement is March 31, 2006.